Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ John F. Bergstrom
John F. Bergstrom

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Abelardo E. Bru
Abelardo E. Bru

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Thomas J. Falk
Thomas J. Falk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Fabian T. Garcia
Fabian T. Garcia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ James M. Jenness
James M. Jenness

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Nancy J. Karch
Nancy J. Karch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Sherilyn S. McCoy
Sherilyn S. McCoy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Christa S. Quarles
Christa S. Quarles

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Ian C. Read
Ian C. Read

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Marc J. Shapiro
Marc J. Shapiro

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Maria Henry, Michael T. Azbell and Jeffrey P. Melucci, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Kimberly-Clark Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February 2019.

/s/ Michael D. White
Michael D. White